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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         July 23, 2003
                                                   ---------------------


                           CAMCO FINANCIAL CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                             0-25196                51-0110823
           ------------                         ---------              ------------
   (State or other jurisdiction of          (Commission File No.)         (IRS Employer I.D. No.)
           incorporation)


                    6901 Glenn Highway, Cambridge, Ohio 43725
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       (740) 435-2020
                                                    ---------------------------




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Item 7.        Financial Statements and Exhibits.

               (a) and (b)   Not applicable.

               (c)           Exhibits.

                             See Index to Exhibits.


Item 9.        Regulation FD Disclosure.

               On July 23, 2003, Camco Financial Corporation ("Camco") issued a press release announcing that Richard C. Baylor, the President and CEO of Camco, will make a presentation at the Keefe, Bruyette & Woods Fourth Annual Community
Bank Investor Conference in New York. The press release is attached hereto as
Exhibit 99.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAMCO FINANCIAL CORPORATION



                                      By:  /s/ Richard C. Baylor
                                           -----------------------------------
                                           Richard C. Baylor, President


Date:  July 24, 2003



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                                INDEX TO EXHIBITS


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
           Exhibit
           Number               Description
           -------              -----------
             99                 Press Release of Camco Financial Corporation dated
                                July 23, 2003.


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